Rodman & Renshaw Presentation OTCBB: CTSO Dr. Phillip Chan, MD, PhD - CEO September 2013 Working to Save Lives Through Blood Purification Cyto Sorbents Corporation

Cyto Sorbents TM Safe Harbor Statement Statements in this presentation regarding CytoSorbents Corporation and its operating subsidiary CytoSorbents, Inc that are not historical facts are forward - looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Any such forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . It is routine for our internal projections and expectations to change . Although these expectations may change, we are under no obligation to inform you if they do . Actual events or results may differ materially from those contained in the projections or forward - looking statements . The following factors, among others, could cause our actual results to differ materially from those described in a forward - looking statement : our history of losses ; potential fluctuations in our quarterly and annual results ; competition, inability to achieve regulatory approval for our device, technology systems beyond our control and technology - related defects that could affect the companies’ products or reputation ; risks related to adverse business conditions ; our dependence on key employees ; competition for qualified personnel ; the possible unavailability of financing as and if needed ; and risks related to protecting our intellectual property rights or potential infringement of the intellectual property rights of third parties . This list is intended to identify only certain of the principal factors that could cause actual results to differ from those discussed in the forward - looking statements . Readers are referred to a discussion of important risk factors detailed in the Company’s Form 10 - K filed with the Securities and Exchange Commission on April 3 , 2013 and other reports and documents filed from time to time by us, which are available online at www . sec . gov . 2

Cyto Sorbents TM Company Overview 3 CytoSorbents is an emerging growth opportunity aiming to revolutionize critical care medicine with a powerful blood purification technology called CytoSorb ® approved in the European Union The goal of CytoSorb ® is to prevent or treat organ failure – the leading cause of death in the ICU for which no therapies exist

Cyto Sorbents TM The Technology 4 The underlying blood purification technology is based on biocompatible, highly porous polymer beads that act like tiny sponges to remove harmful substances from blood  Protected by 32 issued US patents and multiple applications pending  Manufactured at our ISO 13485 certified facility in New Jersey  One of the highest grade medical sorbents on the medical market today . Each bead is about the size of a grain of salt

Cyto Sorbents TM Management Team 5 Phillip Chan, MD, PhD – Chief Executive Officer and President Board - certified Internist . MD/PhD from Yale School of Medicine . Internal Medicine residency at the Beth Israel Deaconess Medical Center at Harvard . Former Partner at NJTC Venture Fund leading life science investments for 5 years . Co - founder of Andrew Technologies, commercializing its HydraSolve™ lipoplasty device in the U . S . Robert Bartlett, MD - Chief Medical Officer World - renowned as the pioneer in extracorporeal membrane oxygenation therapy (ECMO) – used worldwide in ICUs in refractory lung failure, and former Director of the Surgical Intensive Care Unit at University of Michigan, with extensive experience in critical care medicine including the treatment of sepsis and respiratory disease Vincent Capponi, MS - Chief Operating Officer 20 + years experience in the medical device, pharmaceutical and imaging fields . Led regulatory approval for the heparin flush syringe, used worldwide in hospitals, and managed manufacturing of > 1 million units/week Kathleen Bloch, MBA, CPA – Chief Financial Officer 20 + years as CFO of private and public companies . Former Laureate Biopharma CFO, a contract biopharmaceutical manufacturer Christian Steiner, MD – Vice President of Sales and Marketing 13 + years experience in sales and marketing of extracorporeal therapy and critical care sales at Teraklin for MARS, the first liver failure dialysis technology, and at Pulsion Medical (hemodynamic monitoring) Christopher Cramer, MS, MBA – Vice President of Business Development 15 + years experience in business development and commercial experience . Former Senior Director of New Venture Development at Johnson & Johnson, and previously at PwC Consulting

Cyto Sorbents TM 6 Leading Advisors in Critical Care John Kellum, MD University of Pittsburgh Mitchell Cohen, MD University of San Francisco (UCSF) Raul Coimbra, MD, PhD University of San Diego (UCSD) Ronald Maier, MD University of Washington, Seattle Ernest Moore, MD University of Colorado Emil Paganini, MD Cleveland Clinic Foundation Joseph Parrillo, MD Hackensack Heart and Vascular Hospital Claudio Ronco, MD St. Bartolo Hospital, Vincenza, Italy Thomas Stewart, MD University of Toronto, Mount Sinai

Cyto Sorbents TM Strong Support From Major Organizations 7  DARPA awarded a $3.8 million 5 - year (2012) contract as part of its “Dialysis - Like Therapeutics” program to treat sepsis to remove cytokines and bacterial toxins  U.S. Army awarded $1.15M in SBIR contracts for trauma and burn injury  $1 million Phase II SBIR award (2012)  $150,000 Phase I SBIR and Phase I extension (2011 & 2013)  U.S. Air Force is funding a U.S. - based, 30 patient randomized, controlled pilot study to use CytoSorb to treat rhabdomyolysis in trauma patients. The FDA has also granted approval, under an IDE, to begin this study  NIH/NHLBI awarded a $200K Phase I SBIR contract for HemoDefend™. Collaborating with Dr. Larry Dumont, Director of the Center of Transfusion Medicine Research at the Geisel School of Medicine at Dartmouth Overall, ~$15M has been awarded to develop our technologies

Critical Care: A $10-15B Opportunity

Sepsis | ARDS | Burn Injury | Trauma | Pancreatitis | Influenza | Surgical



- Millions are afflicted each year in the US and Europe
- If they survive the initial incident, “life support” can temporarily keep them alive, but does little to help them get better
- The lack of “active” treatments for these serious life-threatening conditions
  - 1 in 3 people die despite the best medical treatment
  - Patients linger at a cost of $2,000 - 3,000 per day in the ICU*
- The US alone spends nearly 1% of its GDP or ~$80-90 billion on critical care**

* Cooper, L, et al, Crit Care Med 2004, 32(11):2247-2253.
** Halpern, NA, et al., Crit Care Med 2010, 38(1):65-71.

CytoSorbents™

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Cyto Sorbents TM Organ Failure: Top Cause of Death 9 Organ failure occurs when vital organs stop working, causing 50% of all deaths in the ICU, but little can be done to treat or prevent it today

Cyto Sorbents TM 10 10 Shock Clotting Cytokine Storm SIRS/Inflammation, Organ Failure and Infection Lung Injury Cell Death Renal Failure Immune Paralysis Cytokine Storm Causes Organ Failure

Cyto Sorbents TM CytoSorb ® : Our Solution 11 • CytoSorb ® is the only specifically approved extracorporeal cytokine filter in the E.U. • Specifically targets the prevention or treatment of organ failure by reducing cytokine storm and controlling potentially deadly inflammation • Broad approved indication for use: To be used in any situation where cytokines are elevated x Allows for extensive “on - label” use for many different applications • Safe: More than 1,000 human treatments with no serious device related adverse events

Cyto Sorbents TM How Is It Used? 12  Place a temporary dialysis catheter in a major vein  Connect the device to a standard dialysis machines found in hospitals worldwide  Pump blood out of the body and through the cartridge  The polymer beads directly contact blood and remove unwanted or toxic substances  “Purified” blood is pumped back into the patient  Can treat 20 - 30 total blood volumes per 6 hr treatment  Each treatment uses a new cartridge Plug and Play Compatible with a Hospital’s Existing Infrastructure

Cyto Sorbents TM Proven Broad Cytokine Reduction 13 Achieved statistically significant 30 - 50% reduction in key cytokines across the 7 - day treatment period 49.1% reduction p=0.01 49.5% reduction p=0.002 36.5% reduction p=0.001 30.2% reduction p=0.002 N = 43: 18 treatment ( blue ); 25 control ( red )

Cyto Sorbents TM Sepsis ARDS Burns Trauma Surgery Pancreatitis Influenza Life Support Liver Failure 14 Used Successfully in Many Applications

Cyto Sorbents TM Sepsis: A Top Ten Killer Worldwide 15  Sepsis is the result of an overzealous immune response to an infection and is driven by “cytokine storm”  Afflicts 18 million people worldwide every year and growing  Severe sepsis kills 1 in every 3 despite the best medical treatment  Kills more people in the U.S. than either heart attacks, strokes, or any single type of cancer  No approved therapies to treat it with only a handful of drugs, biologics, and devices in Phase III clinical trials  At an average cost > $45,000 to treat, hospitals lose billions annually

Cyto Sorbents TM 16 Inflammatory cytokines (organ failure) Immunosuppressive cytokines (infection) Many bacterial toxins (organ failure) Directs the immune system where to go and where not to go (organ failure) No other single therapy has demonstrated this broad range of activity CytoSorb ® Attacks Sepsis Broadly

Cyto Sorbents TM Increased Survival in Patients with High Cytokines 17 * Statistically significant 28 - day mortality benefit (0% vs 63% control, p=0.03, n=14) (IL - 6 ≥ 1,000 pg/mL or IL - 1ra ≥ 16,000 pg/mL) *

Cyto Sorbents TM 18 Commercialization of Cyto Sorb ®

An Excellent Business Model

- **Huge market.** CytoSorb® is sold to hospitals and critical care physicians, targeting a "need to have" $10-15 billion critical care opportunity addressing organ failure
- **Little competition.** CytoSorb is the only specifically approved cytokine filter
- **Critical care physicians understand the problem.** Very little education is needed
- **It is a plug and play high margin disposable "razorblade"** with the hospital's existing hemodialysis "razor" infrastructure. No new hardware is needed
- **Technicians already know how to use the device.** Standard hemoperfusion
- **CytoSorb® is reimbursed** in Germany/Austria at >$500/cartridge or >$3-5,000/patient
- **Very profitable with gross margins of 60%+.** With scale, can drive GMs >80%
  - Gamma sterilized. Shelf life: 3 years at room temperature
- **Intensive care units are highly centralized** – easy for a small sales force to access

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CytoSorbents™

Step 1: Key Opinion Leader Support

We launched CytoSorb® in 2H 2012 with a direct sales force of 4 people in Germany, Austria, and Switzerland targeting KOLs



~100 KOLs
4 Sales People
Hospital Administration Product Ordering
Reimbursement
Clinical Trials Case Reports Papers Conferences
Supporting Usage in Department

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Cyto Sorbents TM Direct Territory KOL Coverage 21 We are currently working with KOLs in the largest and most important university and public hospitals in most major cities in Germany and many in Austria and the United Kingdom Partial List: • University of Aachen • University of Bonn • Helios Berlin Buch • Charite Mitte and Charite Virchow • Helios Erfurt • University of Goettingen • University of Greifswald • University of Hamburg - Eppendorf • University of Jena • University of Kiel • University of Leipzig • Trauma Hospital of Linz • European Medical University of Oldenburg • University of Rostock • University of Ulm • Medical University of Vienna • Vienna General Hospital (AKH)

Cyto Sorbents TM Germany Alone Can Drive Success 22  Third largest medical device market in the world  We count the majority of the largest university and public hospitals in Germany as our current customers or soon to be customers/collaborators  Strong KOL support with ongoing studies and growing awareness  Reimbursement to hospital is established  Sales force and European subsidiary already in place  154,000 annual cases of severe sepsis/shock in Germany alone. For sepsis alone : $500 to $800 million TAM For all critical care apps: $1 – 1.5 billion TAM

Cyto Sorbents TM Step 2: Drive Departmental Usage 23 Junior and Senior Physicians Nursing and Technical Staff We are starting this phase now Key Opinion Leader

Cyto Sorbents TM Revenue Multiplier Effect 24 1,500 Junior and Senior Physicians 2,500 Nursing and Technical Staff ~100 KOLs 10 - 20 Sales & Support Staff $ Millions in sales $ Hundreds of thousands in sales

Cyto Sorbents TM 25 Step 3: Drive Clinical Data 25 25 18 Investigator Initiated and Funded Studies European Pivotal Sepsis Trial US Pivotal Sepsis Trial European Registry US Air Force Funded Trauma Pilot Case Reports Germany Dosing Study 2013 2014 United States Studies European Studies: Dr. Rainer Kosanke – European Director of Scientific Affairs will help manage these trials

Cyto Sorbents TM Step 4: Supplement with Distribution 26 Signed L.IN.C Medical (UK/Ireland) & Hitit Medical (Turkey). Expanding to other parts of Europe and other countries outside the EU that accept the CE Mark Middle East

Cyto Sorbents TM Revenues 27  Focus has been on STEP 1: KOL awareness and adoption and STEP 3 & 4  Plan to accelerate sales by implementing STEP 2  Operating expenses have been significantly offset by grant income Direct Sales Distributor A Grant Income $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 1H 2012 2H 2012 1H 2013 Grant Income CytoSorb Sales $304K $359K $1.1M $98K $53K $83K Revenues ($M) Distributor B Distributor C Distributor D

Cyto Sorbents TM Multiple Capital Sources to Fund Growth  Grant income: Targeting approximately $1M in milestones from existing grants in the remainder of 2013  Product Sales: With product gross margins expected to remain well above 50% increases in sales will help to directly offset operating expenses  Potential strategic partnership deals  Raising capital through traditional equity and convertible notes  Access to an $8.5M financing facility from Lincoln Park Capital  Seeking commercial debt to help finance working capital expansion needs

Cyto Sorbents TM Competition 29 No Approved Therapies in the EU or US to Prevent or Treat Organ Failure  Sepsis  ARDS and ALI  Burn injury  Trauma  Severe Acute Pancreatitis  Cardiopulmonary bypass  Complications of surgery  Organ transplant  Many others

Blood Purification for Sepsis: Competition

Criteria	CytoSorb	Septex	Ultraflux	CPFA	PMMA	AN69 ST	Toraymyxin	CytoPherx
Manufacturer	CytoSorbents	Gambro	Fresenius	Bellco	Toray	Gambro	Toray	CytoPherx
Used for sepsis treatment in EU?	√	√	√	√	√	√	√	×
Specific approval as a cytokine filter?	√	×	×	×	×	×	×	×
Broad cytokine removal proven in a randomized RCT?	√	√	×	×*	×	×	×	×
RCT data showing improvement in mortality in sepsis?	√	×	×	×*	×	×	√	×
Platform Independent?	√	×	×	×	√	√	√	×
Easy setup - single circuit?	√	×	×	×	×	×	√	×
Expansive binding capacity?	√	×	×	√	×	×	√	×
	CYTOKINE REMOVAL						ENDOTOXIN	ACTIVATED CELLS

* Pending published data from COMPACT trial

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Cyto Sorbents TM 31 Platform Technology = Valuable Pipeline Critical Care High Risk Surgery Drug Overdose Chemo Removal Blood Transfusion CT Imaging Interventional Radiology Contrast Sorb Drug Sorb Beta Sorb Improving Dialysis 31

Cyto Sorbents TM  Reduce risk of TRALI and transfusion reactions by removing harmful contaminants from both pRBCs and platelets  Keep “new” blood fresh  “Wash blood” without time, expense, and logistics of traditional blood washing  Awarded $200K Phase I SBIR grant from NHLBI/NIH validating approach  Well - suited for mainstream, military, critical care, and less developed country usage 32 HemoDefend is under advanced development and not yet approved in the US or EU Hemo Defend ™ : $750M - $1B Worldwide Market To improve the quality & safety of blood transfusions (100 million +) worldwide

Cyto Sorbents TM Contrast Sorb For Imaging & Interventional Radiology • IV contrast, used for interventional radiology (IR) and imaging procedures can cause kidney failure particularly in high risk patients (e.g. diabetes, high blood pressure, others) • 65 million CT scans are performed worldwide each year with IV contrast • 10 million coronary angiograms worldwide each year • 5 million other angiograms per year (peripheral, cerebral, etc) • ContrastSorb achieves high single pass removal of IV contrast in vitro, targeting a $1B+ worldwide market ContrastSorb is under development and not yet approved in the US or EU 33 33

Cyto Sorbents TM Strategic Partnerships – Key to Value 34  Recently appointed Chris Cramer, MS, MBA as VP of Business Development. Former Senior Director of New Venture Development at J&J  Many potential partners including companies in:  Dialysis and renal therapies  Pharmaceuticals  Critical care  Advanced materials  Blood transfusion and blood purification  Major company goal is to partner and monetize valuable technology portfolio, helping to subsidize CytoSorb commercialization and pay for clinical studies

Cyto Sorbents TM Potential Near Term Catalysts 35 Second Half First Half 2013 2014 Value Creation Increasing CytoSorb Revenue Strategic Partnership FDA meetings & trial planning New Clinical Data NASDAQ Uplisting New Product Announcements

Cyto Sorbents TM 36 36 36 Continued Positive Analyst Coverage

Why Is CytoSorbents Attractive Now?

We are at the "ground floor" of commercialization, poised to create significant value with an approved product, **CytoSorb®**, that may revolutionize critical care medicine, save lives, and reduce costs

- ✓ **Blockbuster potential:** Massive market with one of the biggest unmet medical needs
- ✓ **Validation of our company and technology from many fronts:**
  - ✓ DARPA, US Army, US Air Force, NIH/NHLBI, scientific advisors, analysts
- ✓ **Unique, highly profitable product and pipeline with little to no competition**
- ✓ **Led by an experienced and responsible management team**
- ✓ **Undiscovered at a fully-diluted market cap of ~$50M,** CTSO is trading at a significant discount to biotech/med device peers but with greater opportunity
- ✓ **Potential major catalysts in the next 6-9 months** including revenue growth, partnerships, clinical data, up-listing, institutional ownership, and more

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CytoSorbents™

Cyto Sorbents TM Please Contact Us Phillip P. Chan, MD, PhD - CEO 7 Deer Park Drive, Suite K Monmouth Junction, NJ 08852 pchan@cytosorbents.com Working to Save Lives Through Blood Purification OTCBB: CTSO Investor Contact Alliance Advisors, LLC Alan Sheinwald asheinwald@allianceadvisors.net Valter Pinto, valter@allianceadvisors.net (914) 669 - 0222